                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                                OPTELECOM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 11, 2001



TO OUR STOCKHOLDERS:

         The Annual Meeting of Stockholders of Optelecom, Inc. (the "Company") will be held December 11, 2001 at 1:00 PM local time at Quality Suites, 3 Research Court, Rockville, Maryland 20850 or at any adjournment thereof, for the following purposes:

         1. to elect David R. Lipinski and Edmund D. Ludwig to be directors of the Company for three-year terms ending in 2004

         2. If properly presented at the meeting, to elect James Armstrong to be a director of the Company for a two-year term ending in 2003

         3.    to approve the Optelecom, Inc. 2001 Directors Stock Option Plan

         4. to transact such other business as may properly come before the meeting

         Only stockholders of record at the close of business on October 12, 2001 will be entitled to notice of, and to vote at, the meeting. A list of stockholders as of such record date can be inspected by any stockholder for any purpose germane to the meeting during the ten days preceding the meeting. Any such inspection must be made at the Company's offices during normal business hours.


                                  By Order of the Board of Directors

                                      Clyde A. Heintzelman
                                      Chairman of the Board
                                     Interim President and CEO



Gaithersburg, Maryland
November 15, 2001





                                   IMPORTANT -


                    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE WHICH WILL REQUIRE NO POSTAGE IF MAILED IN THE UNITED STATES.

                                 OPTELECOM, INC.
                                9300 GAITHER ROAD
                             GAITHERSBURG, MD 20877
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 11, 2001


                                     GENERAL

SOLICITATION OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Optelecom, Inc. (the "Company") of proxies to be voted at an Annual Meeting of Stockholders. In addition to solicitation of proxies by use of the mails, proxies may be solicited by the officers and regular employees of the Company, without additional remuneration, by telephone, facsimile, telegraph, cable or personal interview. The Company will bear all costs of solicitation. The Company will also request brokerage houses, nominees, custodians, and fiduciaries to forward proxy material to the beneficial owners of shares held of record by them and reimburse their expenses.

         The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is November 15, 2001.

TIME AND PLACE OF MEETING

         The Annual Meeting of Stockholders will be held at Quality Suites, 3 Research Court, Rockville, Maryland 20850 on December 11, 2001 at 1:00 PM local time.

VOTING AND REVOCATION OF PROXIES

         All shares of Common Stock, $0.03 par value (the "Common Stock") represented by effective proxies will be voted at the meeting or any adjournment thereof in accordance with the instructions indicated thereon. In the absence of instructions, shares represented by such proxies will be voted in favor of proposals 1, 2, 3, and 4. With respect to any other matter that may properly come before the meeting or any adjournment thereof, proxies will be voted at the discretion of the Board of Directors. The Board of Directors is not aware of any such other matters.

         The holders of 33-1/3% of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum. (See SECURITIES ENTITLED TO VOTE AND RECORD DATE for the number of shares outstanding and entitled to vote). The Board of Directors reserves the right to adjourn the Annual Meeting of Stockholders if a quorum is not obtained by the date set for the meeting. At any subsequent reconvening of the meeting, the Board of Directors may cause the proxies solicited hereby to be voted in the same manner as they were voted or could have been voted at the original meeting, except that any proxies effectively revoked prior to the reconvening of the meeting shall not be voted.

         Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use either in person at the meeting or by sending written notice of such revocation (or a later-dated proxy) to the Company.

SECURITIES ENTITLED TO VOTE AND RECORD DATE

         The Board of Directors has fixed the close of business on October 12, 2001 as the date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting. On that date the Company had

2,830,055 shares of Common Stock outstanding. Stockholders will be entitled to one vote on each proposal for each share held of record on such record date.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT, AND DIRECTORS

         The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of October 12, 2001 by each director, nominee for director, and all directors, and officers as a group. The Company does not know of any person who owns beneficially more than 5% of the outstanding shares of the Company's Common Stock.



                                                           SHARES OF COMMON STOCK OWNED          PERCENT
  NAME OF BENEFICIAL OWNER                                       BENEFICIALLY(1)                 OF CLASS
  ------------------------                                       ------------                    --------
  Thomas M. Brandt, Jr.                                                   3,750(2)                    *
  Clyde A. Heintzelman                                                   28,750(2)                1.02%*
  David R. Lipinski                                                       4,500(2)(3)                *
  Edmund D. Ludwig                                                      113,810(2)(3)             4.02%
  Carl Rubbo, Jr.                                                        12,000(2)                   *
  Pradeep Wahi                                                            4,500(2)                   *
                                                                    -----------                   -------

  All directors and Executive Officers as a                             167,310(1)(2)(3)            5.91%
  group (6 persons)


* Less than 1%

(1) For purposes of this proxy statement "beneficial ownership" of a security exists when a person directly or indirectly has or shares "investment power", which includes the power to dispose or direct the disposition of such security, or "voting power", which includes the power to vote or direct the voting of such security.

 (2) Includes shares of Common Stock that were subject to options entitling the holder to acquire the shares subject thereto within 60 days of October 12, 2001. On that date Messrs. Brandt, Heintzelman, Ludwig, Lipinski, Rubbo, and Wahi held such options for the purchase of 3,750, 18,750, 18,000, 4,500, 12,000, and 4,500 shares respectively.

(3) Includes 23,693 shares which Mr. Ludwig owns jointly with his wife, Mrs. Roberta Ludwig.


                              ELECTION OF DIRECTORS

PROPOSAL 1 - COMPANY PROPOSAL TO ELECT TWO DIRECTORS

         Directors are divided into three classes. One class of directors is elected each year to serve for a term of three years and until successors are duly qualified.

         Mr. David R. Lipinski's and Mr. Edmund D. Ludwig's terms as directors will expire at the Annual Meeting of Stockholders. The Board has nominated
Mr. Lipinski and Mr. Ludwig to serve on the Board for three- year terms to expire at the Annual Meeting of Stockholders in 2004 and until their successors are elected.

         The nominees have indicated that they are willing and able to serve as directors if elected. If the nominees should become unable or unwilling to serve, it is the intention of the persons designated as proxies to vote instead, at their discretion, for such other person or persons as may be designated as nominee(s) by the management of the Company.

         Set forth in the table below is certain information regarding the nominees and each person whose term of office will continue after the meeting.





                                                                                       YEAR IN
                                                                    PRESENT TERM        WHICH
                                                                    EXPIRES AT      SERVICE AS A
          NAME, AGE, POSITION WITH THE COMPANY, AND                    ANNUAL           DIRECTOR
          PRINCIPAL OCCUPATION DURING LAST 5 YEARS                   MEETING IN         BEGAN
          ----------------------------------------                  ----------        ----------
          THOMAS M. BRANDT, JR., 50 - Senior Vice President and          2002            2000
          CFO of TeleCommunication Systems, Inc. from April 1997
          to present;  Senior Vice President and CFO of Digex,
          Inc. from September 1996 to March 1997

          CLYDE A. HEINTZELMAN, 62 - Chairman of the Board of            2003            1998
          Directors of the Company since February 2000; Interim
          President and CEO of the Company since June 2001;
          President of NET2000 Communications, Inc. from November
          1999 to May 2001; President and CEO of SAVVIS
          Communications, Inc from December 1998 to November
          1999; President and COO of Digex, Inc. from May 1995 to
          September 1997

          DAVID R. LIPINSKI, 49 - Vice President for Corporate           2001            2000
          Development of Stratos Lightwave since May 2000;
          Executive Director for Corporate Development of Methode
          Electronics, Inc. from April 1996 to May 2000

          EDMUND D. LUDWIG, 61 -  Executive Vice President of            2001            1980
          Operations of the Company since October 2000; Chief
          Executive Officer of the Company from May 2000 to
          October 2000; President and Chief Executive Officer of
          the Company from January 1991 to May 2000

          CARL RUBBO, JR. , 41 - Vice President and CFO of               2002            1999
          Capital Programs Management, Inc. since August 1999;
          Vice President of Branch Banking &Trust Company and
          Senior Vice President of Franklin National Bank from
          May 1996 to August 1999; Senior Vice President of Chevy
          Chase Federal Savings Bank from 1994 to May 1996

          PRADEEP WAHI, 49 - President and Chief Executive               2003            2000
          Officer of Antenna Research Associates, Inc. since
          September 1989


REQUIRED STOCKHOLDER VOTE

         The affirmative vote of the holders of a majority of the outstanding Common Stock represented at the meeting is required to elect directors.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 2 - STOCKHOLDER PROPOSAL TO ELECT JAMES ARMSTRONG TO BE A DIRECTOR

         Albert E. Betar, 308 Seventh Avenue, Pittsburgh, PA 15222, who states that he owns 27,000 shares of Company Common Stock, has advised the Company as follows:

         "I hereby propose Mr. James Armstrong be elected to the Board of Directors of Optelecom, Inc. for term to expire at the annual meeting of stockholders in 2003."


INFORMATION ABOUT MR. ARMSTRONG:

         Mr. Armstrong is not a party to any material proceedings adverse to the Company or any of its subsidiaries. He does not have a material interest adverse to the Company or any of its subsidiaries.

         Mr. Armstrong is 45 years old. He has been Controller of the Company since June 2001. His principal occupation during the last five years were:
Director of Financial Planning and Analysis of Kinkos.com from August 1999 to January 2001; Chief Financial Officer of PC Data, Inc. from April 1998 to August 1999; Vice President, Finance and Operations for Time-Life Education, Inc. from January 1996 to April 1998.

         Mr. Armstrong is not now, and has not at any time, been a party to any transaction or series of similar transactions to which the Company or any of its subsidiaries was or is a party, in which the amount involved exceeds $60,0000.

         He has not received, nor is entitled to receive from or on behalf of the Company, any payment except for compensation directly related to his employment by the Company. Furthermore, Mr. Armstrong is not now, and has not at any time, been indebted to the Company in any amount.

         Mr. Armstrong was not an employee, officer, or director of the Company during its most recent fiscal year and, therefore, has not filed any Forms 3, 4, or 5.

         Mr. Armstrong has not, at any time, owned any equity interest in the Company.

         Furthermore, Mr. Armstrong has not, at any time, been an executive officer of or owned any equity interest in any business or professional entity

              (a) that has made or proposes to make payments to the Company or its subsidiaries for property or services in excess of five percent of the Company's or the entity's consolidated gross revenues for its last full fiscal year.

              (b) to which the Company or its subsidiaries has made or proposes to make payments for property or services in excess of five percent of the Company's or the entity's consolidated gross revenues for its last full fiscal year.

              (c) to which the Company or its subsidiaries were indebted at the end of its last full fiscal year in an aggregate amount in excess of five percent of the Company's total consolidated assets at the end of such fiscal year.

              (d) that has provided professional or investment banking services to the Company.


REQUIRED STOCKHOLDER VOTE

         If Mr. Armstrong is nominated at the meeting, the affirmative vote of the holders of a majority of the outstanding Common Stock represented at the meeting will be required to elect him.


PROPOSAL 3 - APPROVAL OF OPTELECOM, INC. 2000 DIRECTORS STOCK OPTION PLAN

BACKGROUND

         On December 31, 2000 the Optelecom, Inc. 1996 Directors Stock Option Plan expired. Since that time the Company has not had the ability to compensate its directors for the services that they have provided to the Company as members of its Board of Directors. On October 31, 2001 the Board of Directors adopted a new 2001 Directors Stock Option Plan (the "2001 Plan"), subject to stockholder approval. At the Annual Meeting, the stockholders will be asked to approve the 2001 Plan.

DESCRIPTION OF THE 2001 PLAN

         The following summary of certain features of the 2001 Plan is qualified in its entirety by reference to the full text thereof, which is set forth in Appendix A attached hereto.

         The total number of shares of Common Stock that are available for the granting of options under the 2001 Plan is 200,000. The 2001 Plan provides that, on the date when it is approved by the Stockholders ("Approval Date") each non-employee Director who shall have participated in three or more Telephonic Board Meetings and/or other Board meetings between January 1, 2001 and such Approval Date shall be granted an option to purchase 4,000 shares of Common Stock at the Fair Market Value of the Common Stock on the Approval Date. No options shall be granted to any non-employee Director who attended fewer than three meetings of either type during such period.

         On the date of each Board meeting that is held on or after the Approval Date but prior to December 31, 2005, each non-employee Director who attends a Telephonic Board Meeting shall be granted, as remuneration for participation, an option to purchase 500 shares of Common Stock valued at the Fair Market Value of the Common Stock on the date of such meeting, and on the date of each Board meeting which is not a Telephonic Board Meeting that is held between the Approval Date and December 31, 2005, each non-employee Director who attends such meeting shall be granted, as remuneration for attendance, an option to purchase 1,000 shares of Common Stock valued at the Fair Market Value of the Common Stock on the date of such meeting. No Director shall earn or receive stock options for more than an aggregate of 2,000 shares of Common Stock for any calendar quarter.


FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of current federal income tax rules relating to the grant and exercise of stock options.

         The award of options under the 2001 Plan is not taxable to the grantee at the time of grant. Upon exercise of an option under the 2001 Plan, the grantee generally will recognize ordinary income equal to the excess of (a) the fair market value of the Common Stock purchased, determined on the date of exercise, over (b) the option price.

         Income required to be recognized in connection with the exercise of an option will be taxed to the grantee as compensation (ordinary income), and the Company will be required to withhold tax on the amount of income recognized by the grantee. The Company will be entitled to an income tax deduction in the year in which a grantee realizes income with respect to the exercise of such stock options, in an amount equal to the income realized by the grantee.

         If a grantee sells, exchanges or otherwise disposes of shares of Common Stock acquired upon the exercise of stock options, the grantee will have gain or loss equal to the difference between the amount realized and his or her basis in the shares. A grantee's basis in the shares of Common Stock received upon exercise of an option generally will be equal to the fair market value, on the date of exercise, of the shares purchased or acquired. (Special basis rules apply, however, if the option price is paid in shares of previously-acquired Common Stock.) Any gain or loss recognized on such a grantee sale or exchange of shares acquired under the 2001 Plan will be treated as long-term or short-term capital gain or capital loss, depending on the period of time the shares are held by the grantee. Long-term capital gain treatment is applicable where the shares have been held for more than twelve months.

                  Notwithstanding the foregoing, if an officer, director, or stockholder subject to Section 16 of the Exchange Act (an "Insider") exercises a non-incentive stock option within six months of its grant, the income recognition date is generally the date six months after the date of grant, unless the Insider makes an election under Section 83(b) of the Code to recognize income as of the date of GRANT. In such event the Insider recognizes ordinary income equal to the excess of the fair market value of the shares of Common Stock on the income recognition date over the option price, and the holding period for treating any subsequent gain as long-term capital gain begins on the income recognition date.

         Under current law, all of a taxpayer's net long-term capital gain (the excess of all net long-term capital gain over all net short-term capital loss) will be deductible from the taxpayer's gross income. The deductible portion of net capital gain may be subject to an alternative minimum tax.

         Options granted under the 2001 Plan are intended to be "nonqualified stock options" which will not be subject to the tax treatment applicable to "qualified", "incentive", or "restricted" stock options described in Sections 422, 422A, and 424 of the Internal Revenue Code of 1954, as amended.

         THE FOREGOING IS BASED UPON FEDERAL TAX LAWS AND REGULATIONS AS PRESENTLY IN EFFECT AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF THE FEDERAL INCOME TAX ASPECTS OF THE 2001 PLAN. ALSO, THE SPECIFIC STATE AND LOCAL TAX CONSEQUENCES TO EACH GRANTEE UNDER THE 2001 PLAN MAY VARY, DEPENDING UPON THE LAWS OF THE VARIOUS STATES AND LOCALITIES AND INDIVIDUAL CIRCUMSTANCES OF EACH GRANTEE.

REQUIRED STOCKHOLDER VOTE

         The affirmative vote of the holders of a majority of the outstanding Common Stock represented at the meeting is required to approve the 2001 Plan.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors held 9 meetings during 2000 and all directors attended at least 75% of such meetings. The Board of Directors does not have a nominating committee.

COMPENSATION COMMITTEE

         The Compensation Committee met twice during 2000. Current members of the Compensation Committee are Clyde A. Heintzelman, Pradeep Wahi, and David R. Lipinski, who is chairman. The functions of the Compensation Committee are to review executive compensation and make recommendations to the Board of Directors concerning compensation levels of officers. It also administers the Company's stock option and other compensation plans.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

To the Stockholders
Optelecom, Inc.

COMPENSATION PHILOSOPHY

         The Company's philosophy is that total compensation for its Executive Vice President of Operations ("EVP") and other executives should be established by the same process used for its other salaried employees, except that: (1) executives should have a greater portion of their compensation at risk than other employees, (2) a larger portion of executive compensation should be tied directly to the performance of the business, and (3) executives should share in the same risks and rewards as do stockholders of the Company.

         The Company also believes that executive compensation should be subject to objective review. For this reason, the Compensation Committee of the Board of Directors ("Committee") has been established. The Committee is comprised of three directors, none of whom are employees or former employees of the Company. The Committee's role is to assure that the compensation strategy of the Company is aligned with the interests of the stockholders, and that the Company's compensation structure will allow for fair and reasonable base salary levels and the opportunity for senior executives to earn short-term and long-term compensation that reflects both Company and individual performance as well as industry practice. The Committee has, from time to time, utilized the expertise of independent compensation consultants in discharging its responsibilities.

         It is the Company's practice to set total compensation targets for each executive at levels equivalent to the median (50th percentile) of comparable electronic technology and general industry companies of similar size, as measured by annual revenues.

COMPENSATION PROGRAMS AND POLICIES

         The Company's executive compensation programs are designed to motivate, retain, and reward executives who are successful in helping the Company achieve its business objectives. The Company operates in a growing industry characterized by increasingly demanding technology and highly competitive global operating environments. Executive compensation programs of the Company are designed to address these considerations.

         For the EVP and other executive officers, base salary is determined by the level of job responsibility, the competitiveness of the executive's salary to the external marketplace, and the degree to which established objectives have been achieved.

         Based on these factors and the recent financial performance of the Company, the Committee decided that the compensation provided to the EVP was appropriate.

SALARY

         The EVP's base salary for 2000 was $158,807 and there was no additional compensation. Since June 2001, Mr. Heintzelman has served as interim CEO and President with no compensation.

AUDIT AND FINANCE COMMITTEE


         The Audit and Finance Committee met five times during 2000. Current members of the Committee are Thomas M. Brandt, Jr. and Carl Rubbo, Jr., who is chairman. All members of the Committee are non-employee directors and are independent. The Board of Directors has adopted a resolution which sets forth the following audit responsibilities of the Committee:


         1. Reviewing the annual financial report to stockholders and the annual report (Form 10-K) filed with the Securities and Exchange Commission;

         2.  Reviewing the quarterly reporting process;

         3. Overseeing the monitoring of the Company's system of internal controls;

         4. Recommending annually to the Board of Directors the selection of the Company's independent auditors;

         5. Determining the independent auditors' qualifications including the firm's membership in the SEC practice section of the AICPA and compliance with that organization's requirements for peer review and independence;

         6.  Reviewing annually the audit plans of the independent auditors;

         7. Meeting with the independent auditors at the completion of their annual examination to review their evaluation of the financial reporting and internal controls of the Company and any changes required in the originally planned audit program;

         8.  Reviewing the reports on examinations by regulatory authorities;

         9. Monitoring the Company's policies and procedures for the review of expenses and perquisites of selected members of senior management;

        10. Performing any special reviews, investigations or oversight responsibilities required by the Board of Directors; and

        11. Reporting to the Board of Directors on the results of the activities of the Committee.


        The Audit and Finance Committee has:

        (a) reviewed and discussed the audited financial statements with management; and

        (b) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements of Auditing Standards, AU Section 380); and

        (c) has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES), and has discussed with the independent accountant the independent accountant's independence.

        Based on the review and discussions referred to above, the Audit and Finance Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Commission.


         The Finance functions of the Committee are (a) to review and make recommendations to the Board of Directors with respect to (i) the establishment of bank lines of credit and other short-term borrowing arrangements, (ii) the investment of excess working capital funds on a short-term basis, and (iii) significant changes in the capital structure of the Company, including the incurrence of long-term indebtedness and the issuance of equity securities; (b) to serve as the primary means of communication between the Board of Directors and the Comptroller of the Company with respect to certain of the Company's employee benefit plans (as that term is defined in the Employee Retirement Income Security Act of 1974), and (c) to appoint, remove, and approve the compensation of the trustees under any employee benefit plan.

                           SUMMARY COMPENSATION TABLE

         The following table shows a three-year history of the compensation of the Company's Executive Vice President of Operations, who was the only executive officer of the Company (the "Named Executive") serving as such as of the end of 2000 whose total salary and bonus for the year ended December 31, 2000 was in excess of $100,000 for services rendered in all capacities for such year.



                                                                                          LONG-TERM
                                                     ANNUAL COMPENSATION                 COMPENSATION
                                         -------------------------------------------- ------------------
                                                                                                            ALL OTHER
                                                                     OTHER ANNUAL       SECURITIES        COMPENSATION
 NAME AND PRINCIPAL POSITION     YEAR      SALARY        BONUS       COMPENSATION       UNDERLYING         OPTIONS (#)
------------------------------- -------- ------------ ------------ ------------------ ---------------- ------------------
Edmund Ludwig (1)               2000     $158,807         -0-             -0-                -0-              -0-


Edmund Ludwig, President & CEO  1999       $150,720       -0-             -0-                -0-              -0-


Edmund Ludwig, President & CEO  1998       147,433    $34,000(2)          -0-                -0-              -0-
------------------------------- -------- ------------ ------------ ------------------ ---------------- ------------------


(1) Mr. Ludwig was President and CEO from January 1, 2000 to May 23, 2000, CEO from May 23, 2000 to October 23, 2000, and Executive Vice President of Operations from October 23, 2000 to December 31, 2000.

(2)   Bonus paid for the prior fiscal year-end results.


        AGGREGATED OPTION EXERCISES IN LAST YEAR AND YEAR-END OPTION VALUES

         The following table shows information regarding the stock options exercised by the Company's Named Executive during 2000 and the number and value of unexercised stock options at December 31, 2000. The value of unexercised stock options is based on the closing price of $1.844 per share of Common Stock on December 29, 2000, the last trading day of 2000.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION VALUES


                                                              NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED OPTIONS        VALUE OF UNEXERCISED
                                                                       AT                    IN-THE-MONEY OPTIONS AT
                                                              DECEMBER 31, 2000 (#)           DECEMBER 31, 2000 ($)
                           SHARES ACQUIRED     VALUE     -------------------------------- -------------------------------
         NAME              ON EXERCISE (#)    REALIZED    EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
------------------------- ------------------ ----------- --------------- ---------------- -------------- ----------------
Edmund Ludwig                     0              $0          13,500           4,500            $0              $0



EMPLOYMENT CONTRACTS

         Mr. Edmund D. Ludwig is compensated pursuant to an employment agreement which expires October 23, 2002. Mr. Ludwig was elected Executive Vice President of Operations on October 23, 2000.

                                  MISCELLANEOUS


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own ten percent or more of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASD. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 4 were required, the Company believes that during 2000 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent stockholders were complied with except that, due to an oversight one report disclosing the grant of a stock option to Mr. Rubbo was filed 580 days late.


ACCOUNTANTS

         The Board of Directors has selected Deloitte & Touche LLP as independent public accountants for the Company for the year ending December 31, 2001. Deloitte & Touche LLP has served as independent public accountants for the Company since October 20, 1995. To the knowledge of the Company, at no time has Deloitte & Touche LLP had any direct or indirect financial interest in or any connection with the Company other than in connection with services rendered to the Company.

         The selection of Deloitte & Touche LLP was based on the recommendation of the Audit Committee, which is composed wholly of outside directors. The Audit Committee meets periodically with the Company's Chief Financial Officer and independent public accountants to review the scope and results of the audit function and the policies relating to audit scope and estimated fees for the coming year.

         The Company anticipates that a representative of Deloitte & Touche LLP will attend the Annual Meeting for the purpose of responding to appropriate questions from stockholders.

NOMINATIONS, OTHER BUSINESS AND DEADLINE FOR STOCKHOLDER PROPOSALS

         Under an amendment to the Company's By-Laws adopted in February 1998, nominations for director may be made only by the Board or a Board committee or by a stockholder entitled to vote in accordance with the following procedures. A stockholder may nominate a candidate for election as a director at an Annual Meeting of stockholders only by delivering notice to the Company not less than 90 nor more than 120 days prior to the first anniversary of the preceding year's Annual Meeting, except that if the Annual Meeting is called for a date that is not within 30 days before or after such anniversary date, notice must be received not later than the tenth day following the earlier of the date the Company's notice of the meeting is first given or announced publicly. With respect to a Special Meeting called to elect directors because the election of directors is not held on the date fixed for the Annual Meeting, a stockholder must deliver notice not later than the tenth day following the earlier of the date that the Company's notice of the meeting is first given or announced publicly. Any stockholder delivering notice of nomination must include certain information about the stockholder and the nominee, as well as a written consent of the proposed nominee to serve if elected.

         The By-Laws also provide that no business may be brought before an Annual Meeting except as specified in the notice of the meeting (which includes stockholder proposals that the Company is required to set forth in its proxy statement under SEC Rule 14a-8) or as otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote in accordance with the following procedures. A stockholder may bring business before an Annual Meeting only by delivering notice to the Company within the time limits described above for delivering notice of a nomination for the election of a director at an Annual Meeting. Such notice must include a description of and the reasons for bringing the proposed business before the meeting, any material interest of the

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stockholder in such business and certain other information about the stockholder. These requirements are separate and apart from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement under SEC Rule 14a-8.

         A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Secretary of the Company.

                                                                      EXHIBIT A
                                 OPTELECOM, INC.

                        2001 DIRECTORS STOCK OPTION PLAN


                                    ARTICLE I
                                     PURPOSE

         The purpose of the Plan is to provide an incentive to those members of the Board who are not employees of the Company or of any of its Subsidiaries so as to enhance their identity with the Company and its financial success.

                                   ARTICLE II
                                   DEFINITIONS

         The following words and terms as used herein shall have that meaning set forth therefor in this Article, unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

         2.1      BOARD shall mean the Board of Directors of the Company.

         2.2 CODE shall mean the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

         2.3 COMMON STOCK shall mean the Common Stock, $.03 par value, of the Company, and any other securities of the Company to the extent provided in Article VIII.

         2.4 COMPANY shall mean Optelecom, Inc., a Delaware corporation, and any successor to it.

         2.5 FAIR MARKET VALUE shall mean the closing bid price of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation Service ("NASDAQ") or, if the Common Stock is traded on a national securities exchange, the last reported trade price on that day. If the Common Stock at any time is neither quoted on NASDAQ nor traded on a national securities exchange, then the price shall be determined in good faith by the Board.

         2.6      OPTION shall mean a stock option granted under this Plan.

         2.7 PARTICIPANT shall mean any member of the Board who participates in the Plan as provided in Article III.

         2.8 PLAN shall mean the Optelecom, Inc. 2001 Directors Stock Option Plan as set forth herein and as amended from time to time.

         2.9 SUBSIDIARY shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 425(f) of the Code, as that section may be amended from time to time.

         2.10 TELEPHONIC BOARD MEETING shall mean a meeting of the Board in which participation is by use of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

                                   ARTICLE III
                                   ELIGIBILITY

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         Each member of the Board who is not an employee of the Company or of any of its Subsidiaries shall be a participant in the Plan. Participation shall continue for so long as the Board member continues to serve on the Board and is not employed by the Company or any of its Subsidiaries.


                                   ARTICLE IV
                             SHARES SUBJECT TO PLAN

         The total number of shares of the Common Stock which are available for granting options hereunder shall be 200,000 (subject to adjustment as provided in this Article IV and in Article VIII). The shares of Common Stock issued upon exercise of an Option shall be made available, in the discretion of the Board, either from authorized but unissued Common Stock or from any outstanding Common Stock which has been reacquired by the Company. In the event that any Option terminates for any reason without having been exercised in full, the unpurchased shares of Common Stock subject to that Option shall once again become available for the granting of Options.

                                    ARTICLE V
                          ONE-TIME GRANT UNDER THE PLAN

         On the date when this Plan is approved by the Stockholders ("Approval Date") each non-employee Director who shall have participated in three or more Telephonic Board Meetings and/or other Board meetings between January 1, 2001 and such Approval Date shall be granted an option to purchase 4,000 shares of Common Stock at the Fair Market Value of the Common Stock on the Approval Date. No options shall be granted pursuant to this ARTICLE V or ARTICLE VI to any non-employee Director who attended fewer than three meetings of either type during such period.

                                   ARTICLE VI
                                GRANT OF OPTIONS

         On the date of each Board meeting that is held on or after the Approval Date but prior to December 31, 2005, each non-employee Director who attends a Telephonic Board Meeting shall be granted, as remuneration for participation, an option to purchase 500 shares of Common Stock valued at the Fair Market Value of the Common Stock on the date of such meeting, and on the date of each Board meeting which is not a Telephonic Board Meeting that is held between the Approval Date and December 31, 2005, each non-employee Director who attends such meeting shall be granted, as remuneration for attendance, an option to purchase 1,000 shares of Common Stock valued at the Fair Market Value of the Common Stock on the date of such meeting. Notwithstanding anything in this Plan to the contrary, no Director shall earn or receive stock options pursuant to this
ARTICLE VI for more than an aggregate of 2,000 shares of Common Stock for any calendar quarter except to the extent that adjustments are made pursuant to
ARTICLE VIII.

                                   ARTICLE VII
                         TERMS AND CONDITIONS OF OPTIONS

         All Options granted under the Plan shall be evidenced by an Option Agreement which shall be in such form as the Board may from time to time approve and shall be executed on behalf of the Company by one or more of the officers of the Company. Each such Option Agreement shall be subject to the terms and conditions of the Plan and shall provide in substance as follows:

         7.1 PRICE PER SHARE. Each Option Agreement shall specify the purchase price per share for the shares covered by the Option, which purchase price shall be equal to the Fair Market Value of the Common Stock on the date of the Board meeting for which such option is being granted.

         7.2 TERM AND EXERCISE OF OPTIONS. Every Option granted hereunder shall have a term of five years, which term shall commence with the date of its grant. All granted Options shall vest immediately. In the event that a Participant ceases to be eligible to participate in the Plan because he or she was terminated for cause, all unexercised Options previously granted to him or her hereunder shall terminate immediately. If a Participant dies during the five year term of an Option, his or her estate, personal representative or the person that acquires his or her Options by bequest or inheritance or by reason of such death shall have the right to exercise such Options for a period of 12 months after the date of such Participant's death. Except as set forth above, all other Options granted under this Plan shall be exercisable by the Participant at any time during the five year term thereof whether or not the Participant is a Director of the Company or of any Subsidiary at the time of such exercise.

         7.3 EXERCISE OF OPTIONS. Each Option Agreement shall provide that the Option evidenced thereby shall be exercised by delivering a written notice of exercise to the Company. Each such notice shall state the number of shares of Common Stock with respect to which the Option is being exercised and shall be signed by the person (or persons) exercising the Option and, in the event the Option is being exercised by any person other than the Participant, shall be accompanied by proof, satisfactory to counsel for the Company, of the right of such person to exercise the Option. A certified or cashier's check in full payment of the purchase price for the number of shares of Common Stock specified in the notice must accompany such notice.

         The date of exercise of an Option shall be the date on which written notice of exercise and payment of the purchase price shall have been delivered to the Company, but the exercise of an Option shall not be effective until the person (or persons) exercising the Option shall have complied with all the provisions of the Option Agreement governing the exercise of the Option. The Company shall deliver as soon as practicable after receipt of notice and payment, certificates for the shares of the Common Stock subject to the Option.

         7.4 Each Option granted hereunder shall be transferable only to the extent permitted under Rule 16b-3 or any other Rule, Regulation or staff position promulgated by the SEC. Each Option Agreement shall provide that, unless the Option evidenced thereby is transferable under Rule 16b-3 or any other Rule, Regulation or staff position promulgated by the Securities and Exchange Commission ("SEC"), such Option shall be non-transferable and non-assignable by the Optionee other than by death, as provided in Article 7.2 above, and during the lifetime of the Optionee such Option may be exercised only by the Optionee or such Optionee's legal representative.


                                  ARTICLE VIII
                            EFFECT OF CERTAIN CHANGES

         8.1 ANTI-DILUTION. The aggregate number of shares of Common Stock with respect to which Options may be granted hereunder, the number of shares of Common Stock subject to each outstanding Option, and the price per share for each such Option, may all be appropriately adjusted, as the Board may determine, for any increase or decrease in the number of shares of issued Common Stock of the Company resulting from a subdivision or consolidation of shares whether through reorganization, payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company, provided; however, that no adjustment in the number of shares with respect to which Options may be granted under the Plan or in the number of shares subject to outstanding Options shall be made in the event of a contribution, directly or indirectly, of Common Stock by the Company to any Company employee benefit plan.

         8.2 MERGER OR REORGANIZATION. Subject to any required action by the stockholders, if the Company shall be a party to a transaction involving a sale of substantially all its assets, a merger or a consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled if such holder actually owned the stock subject to the option immediately prior to the time any such transaction became effective, provided; however, that all unexercised Options under the Plan may be canceled by the Company as of the effective date of any such transaction by giving notice to the holders thereof of its intention to do so and by permitting the exercise of Options with respect to all shares covered thereby, whether or not by its terms such Option is then exercisable and without regard to any installment exercise provisions therein or in this Plan.

         8.3 DISSOLUTION. In the case of dissolution of the Company, every Option outstanding hereunder shall terminate, provided; however, that each Option holder shall have 30 days' prior written notice of such event, during which time he or she shall have the right to exercise Options with respect to all shares covered thereby, whether or not, by its terms, such Option is then exercisable and without regard to any installment exercise provisions therein or in this Plan.

         8.4 BINDING DETERMINATION. On the basis of information known to the Company, the Board shall make all determinations under this Article VIII.

         8.5 RIGHTS OF PARTICIPANTS. Except as hereinabove expressly provided in this Article VIII, an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustments by reason thereof shall be made with respect to the number or price of shares of Common Stock subject to the Option. The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or part of its business or assets.

                                   ARTICLE IX
                            AMENDMENT AND TERMINATION

         The Board shall have the right to amend or suspend or terminate this Plan at any time, provided that unless first approved by the stockholders of the Company no amendment shall be made to the Plan which: (1) materially modifies the eligibility requirements of Article III, (2) increases the total number of shares of Common Stock which may be issued under the Plan, (3) reduces the purchase price of shares under the Plan, (4) changes the term of the Plan as set forth in Article XIII, (5) extends the term of any Option granted under the Plan, or (6) otherwise materially increases the benefits of the Plan to Participants.

                                    ARTICLE X
           ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES REGULATIONS

         The obligation of the Company to sell and deliver the Common Stock under Options granted under this Plan shall be subject to all applicable laws, regulations, rules and approvals. The Company shall have no obligation hereunder to cause any shares of Common Stock to be registered or qualified under any federal or state law or listed on any stock exchange or admitted to any national market system.

                                   ARTICLE XI
                              APPLICATION OF FUNDS

         Any proceeds received by the Company as a result of the exercise of Options granted under the Plan may be used for any valid corporate purpose.

                                   ARTICLE XII
                                     NOTICE

         Any notice to the Company required or permitted under this Plan shall be in writing and shall either be delivered in person or sent by registered or certified mail, return receipt requested, postage prepaid, to the Company at its offices at 9300 Gaither Road, Gaithersburg, Maryland, 20877.

                                  ARTICLE XIII
                                  TERM OF PLAN

         The Plan shall terminate on December 31, 2005, by operation of Section 8.3, or on such earlier date as may be determined by the Board. In any event, termination shall be deemed to be effective as of the close of business on the day of termination. No Options may be granted after such termination. Termination of the Plan, however, shall not affect the rights of Participants under Options previously granted to them, and all unexpired Options shall continue in force and operation after termination of the Plan until they lapse or terminate by their own terms and conditions.

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                                   ARTICLE XIV
                                 EFFECTIVE DATE

         This Plan shall be effective on the day upon which it is approved by the stockholders of the Company.



Date approved by stockholders:  _____________________________

                                 OPTELECOM, INC
                               BOARD OF DIRECTORS
                                    PROXY FOR
                                 ANNUAL MEETING

        The undersigned hereby appoint Clyde A. Heintzelman and Thomas M. Brandt, Jr. or either of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the stock of the undersigned in Optelecom, Inc.


|_|     FOR                                          1 (a)    To elect Mr. David R. Lipinski to be a director of the
|_|     WITHHOLD AUTHORITY                                    Company for a three-year term ending in 2004.

|_|     FOR                                          1 (b)    To elect Mr. Edmund D. Ludwig to be a director of the
|_|     WITHHOLD AUTHORITY                                    Company for a three-year term ending in 2004.

FOR         AGAINST        ABSTAIN
|_|           |_|            |_|                     2        If properly presented at the meeting, to elect James
                                                              Armstrong to be a director of the Company for a two-year
                                                              term ending in 2003.

|_|           |_|            |_|                     3        To approve the Optelecom, Inc. 2000 Directors Stock
                                                              Option Plan.


|_|           |_|            |_|                     4        To transact such other business as may properly before the meeting.


         In the absence of instructions, shares represented by this proxy will be voted in favor of proposals 1, 2, 3, and 4.

         Receipt of the notice of the meeting, the proxy statement and the annual report of the company for the year ended December 31, 2000 is hereby acknowledged.


        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


         YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE MEETING WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY REVOKE THIS PROXY AT ANY TIME, AND THE GIVING OF IT WILL NOT AFFECT YOUR RIGHT TO ATTEND THE MEETING AND VOTE IN PERSON.


__________________________________L.S.   ___________________________________L.S.


Dated: ________________________, 2001

NOTE: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.